INVESCO STRATEGIC PORTFOLIOS, INC.

              Supplement to Prospectus dated March 1, 1997

The Section of the Fund's Prospectus entitled "Annual Fund Expenses" is amended to delete the first paragraph and substitute the following paragraph in its place:

     The Portfolios whose shares are offered through this prospectus are the Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Portfolios. These Portfolios are 100% no-load; there are no fees to purchase, exchange or redeem shares. Effective November 1, 1997 (December 1, 1997 with respect to the Environmental Services Portfolio), the Portfolios are authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of each Fund's average net assets each year. (See "How To Buy Shares").

The Section of the Fund's Prospectus entitled "Investment Policies and Risks - Industry Concentration" is amended to substitute the following language for the first full paragraph of that Section:

            Industry Concentration. Each Portfolio's holdings normally will be concentrated in a single, specific business sector. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate; broad market shift; moves in a particular, dominant stock; or regulatory changes. Investors should be prepared for volatile short-term movement in net asset value. Each Portfolio attempts to reduce these risks by diversifying its investments among many individual securities; further, with respect to 75% of each Portfolio's total assets, each Portfolio may not purchase securities of a single issuer if such purchase would cause a Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer. However, of itself, an investment in one or more of the Portfolios does not constitute a balanced investment program.

The Section of the Fund's Prospectus entitled "Investment Policies and Risks" is amended to add the following information at the end of the Section:

           Options and Futures. Each Portfolio may write, purchase or sell put and call options on individual securities, security indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

      The  section  of  the  Fund's  Prospectus   entitled  "The  Fund  And  Its
Management" is amended to (1) delete the eighth paragraph, and (2) substitute the following paragraphs in its place:

            Health Sciences: The Portfolio is managed by John Schroer, a Chartered Financial Analyst, who is the head of INVESCO's Health Team. Mr. Schroer has been the portfolio manager of the Portfolio since October 1997 (co-portfolio manager of the Portfolio since 1994) and has primary responsibility for the day-to-day management of the Portfolio's holdings.

      Mr. Schroer also manages INVESCO VIF-Health Sciences Fund and INVESCO Global Health Sciences Fund and is a senior vice president of INVESCO Trust Company and a vice president of INVESCO Global Health Sciences Fund. Mr. Schroer was previously an assistant vice president with Trust Company of the West. Mr. Schroer received a M.B.A. and B.S. from the University of Wisconsin-Madison.

       The Section of the Fund's Prospectus entitled "How to Buy Shares" is amended to add the following information at the end of the Section:

            Distribution Expenses. Each Portfolio is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into each Portfolio and reinvestments of dividends and capital gains distributions) of the Portfolio after November 1, 1997 (December 1, 1997 with respect to the Environmental Services Portfolio). Under the Plan, monthly payments may be made by the Portfolio to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors in connection with the distribution of the Portfolio's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Portfolios) to securities dealers and other financial institutions and organizations, which may include IFG and IDI affiliated companies, to obtain various distribution-related and/or administrative services for the Portfolios. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Portfolios' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Portfolios and their transactions with the Portfolios.

      In  addition,   other   permissible   activities   and  services   include
      advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Portfolios as may from time to time be agreed upon by IDI and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG, IDI or their affiliates or by third parties.

      Under the Plan, the Portfolios' payments to IDI on behalf of each Portfolio are limited to an amount computed at an annual rate of 0.25% of each Portfolio's average net New Assets during the month. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Portfolios. Payment amounts by each Portfolio under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of each Portfolio's operations. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Portfolios under the Plan, and will be borne by IDI. In addition, IDI may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Portfolios. No further payments will be made by the Portfolios under the Plan in the event of its termination. Payments made by the Portfolios may not be used to finance directly the distribution of shares of any other portfolio of the Fund or other mutual fund advised by IFG or distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Portfolios become part of IDI's revenues and may be used by IDI for only permissible activities for all of the mutual funds advised by IFG subject to review by the Portfolios' directors. Payments made by each Portfolio under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, including profits from investment advisory fees received from the Funds, provided that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased" in the Statement of Additional Information.

This Supplement supersedes the Supplement dated November 3, 1997.

The date of this Supplement is December 1, 1997.

                      INVESCO STRATEGIC PORTFOLIOS, INC.

    Supplement to Statement of Additional Information dated March 1, 1997

The Section of the Fund's Statement of Additional Information entitled "How Shares Can Be Purchased" is amended to add the following language after the existing language in the Section:

            Each of the Portfolios has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1997 (December 1, 1997 with respect to the Environmental Services Portfolio). The Plan was approved on May 16, 1997, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan ("12b-1 directors"). The Plan was approved by the shareholders of these Portfolios on October 28, 1997 (November 25, 1997 with respect to the Environmental Services Portfolio). The following disclosures regarding the Plan relate to all of the Portfolios.

            The Plan provides that the Portfolios may make monthly payments to INVESCO Distributors, Inc. ("IDI") of amounts computed at an annual rate no greater than 0.25% of each Portfolio's new sales of shares, exchanges into the Portfolio and reinvestments of dividends and capital gain distributions added after November 1, 1997 (December 1, 1997 with respect to the Environmental Services Portfolio), to reimburse the Portfolios for expenses incurred by them in connection with the distribution of their shares to investors. Payments by a Portfolio under the Plan, for any month, may only be made to compensate or pay expenditures incurred during the rolling 12- month period in which that month falls. For the fiscal year ended August 31, 1997, the Portfolios had not made any payments to INVESCO Funds Group, Inc. ("IFG") (the predecessor of IDI as distributor of shares of the Portfolios) under the Plan. As noted in the Prospectus, one type of expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Portfolios. Each Portfolio is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Portfolio and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Portfolios do not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Portfolios possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Portfolio. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Portfolio.

            The Plan was not implemented until November 1, 1997 (December 1, 1997 with respect to the Environmental Services Portfolio). Therefore, for the fiscal year ended August 31, 1997, no 12b-1 amounts were paid by the Portfolios.

            The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of each Portfolio's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Portfolio, and assisting in other customer transactions with each Portfolio.

            The Plan provides that it shall continue in effect with respect to each Portfolio for so long as such continuance is approved at least annually by the vote of the board of directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Portfolio, without penalty, if a majority of the 12b-1 directors, or shareholders of such Portfolio, vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Portfolio at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a particular Portfolio, the investment climate for any particular Portfolio, general market conditions, and the volume of sales and redemptions of a Portfolio's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Portfolio's shares; however, neither Portfolio is contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Portfolio's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Portfolio's payments thereunder without approval of the shareholders of that Portfolio, and all material amendments to the Plan must be approved by the board of directors,
      including a majority of the 12b-1 directors.   Under the agreement
      implementing the Plan, IDI or the Portfolios, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of a Portfolio's outstanding voting securities, may terminate such agreement as to that Portfolio without penalty upon 30 days' written notice to the other party. No further payments will be made by a Portfolio under the Plan in the event of its termination as to that Portfolio.

            To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Portfolio's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Portfolio's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Portfolios may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

            Information regarding the services rendered under the Plan and the amounts paid therefor by the Portfolios are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

            The only board of directors or interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund And Its Management--Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Portfolios believe will be reasonably likely to flow to them and their shareholders under the Plan include the following:

            (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Portfolios;

            (2)   The sale of  additional  shares  reduces the  likelihood  that redemption of shares will require the liquidation of securities of the Portfolios in amounts and at times that are disadvantageous for investment purposes;

            (3) The positive effect which increased Portfolio assets will have on its revenues could allow IFG and its affiliated companies:

                  (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Portfolio's shareholder services (in both systems and personnel),

                  (b) To increase the number and type of mutual funds available to investors from IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                  (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

            (4) Increased Portfolio assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.


The Section of the Fund's Statement of Additional Information entitled "Investment Policies and Restrictions" is hereby amended to add the following language following after "Investment Policies and Restrictions-Gas and Electric Utilities":

              Each of the Portfolios has adopted a policy which permits each Portfolio to write, purchase, or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. The following sub-Sections entitled "Put and Call Options," "Futures and Options on Futures," and "Options on Futures Contracts," apply to each of the Portfolios.

            Put and Call Options. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

            Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

            Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

            An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

            Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

            Futures and Options on Futures. As described in the Portfolios' Prospectus, each Portfolio may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Portfolios will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. No Portfolio will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

            Unlike when a Portfolio purchases or sells a security, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Portfolio, there was a general increase in interest rates, thereby making such Portfolio's securities less valuable. In all instances involving the purchase of futures contracts by a Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with such Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Portfolio may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

            Where futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

            In addition, if a Portfolio has insufficient  available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

            Options on Futures Contracts. A Portfolio may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option which a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

            The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.


The Section of the Fund's Statement of Additional Information entitled "Investment Policies and Restrictions - Investment Restrictions" contains a list of investment restrictions. That list has been amended and restated to read as follows:

            (1) issue senior securities as defined in the 1940 Act (except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

            (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding with respect to the Financial Services, Health Sciences, Leisure, Technology or Utilities Portfolios 10%, or, with respect to the Energy, Environmental Services and Gold Portfolios, 33 1/3% of the value of the Portfolio's total assets, i.e., its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the relevant 10% or 33- 1/3% limitation by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 10% or 33-1/3% limitation. A Portfolio will not purchase additional securities while any borrowings on behalf of that Portfolio exist;

            (3) buy or sell commodities or commodity contracts (however, the the Portfolio may purchase securities of companies which invest in the foregoing). The Environmental Services Portfolio also may not buy or sell oil, gas or other mineral interests or exploration programs (however, this Portfolio may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Portfolios from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward currency contracts. This restriction shall also not prevent the Environmental Services Portfolio from entering into forward contracts for the purchase or sale of foreign currencies and the Gold Portfolio from investing up to 10% of its total assets in gold bullion;

            (4) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with restricted securities and securities for which there are not readily available market quotations, would constitute more than 10% of total assets;

            (5) sell short or buy on margin. This restriction shall not prevent the Portfolios from purchasing or selling options on futures, or writing, purchasing, or selling puts and calls;

            (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

            (7) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

            (8) invest in any company for the purpose of exercising control or management;

            (9) engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

            (10) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Portfolios, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the

                  Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Portfolio's total net assets (taken at current value). No more than 10% of a Portfolio's total net assets may be invested in repurchase agreements maturing in more than seven days;

            (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

            (12) with respect to seventy-five percent (75%) of each Portfolio's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause a Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

            (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

            In addition to the above restrictions, a fundamental policy of the Technology Portfolio is not to invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. In applying this restriction, the Technology Portfolio uses an industry classification system based on a modified S&P industry code classification schema which uses various sources to classify securities.

            In applying restriction (4) above, each Portfolio also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit.

            With respect to investment restriction (4) above, the board of directors has delegated to the Fund's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's limitations on investing in illiquid securities and securities for which there are no readily available market quotations. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Fund's limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.

            Additional investment restrictions adopted by the Fund on behalf of each of the Portfolios and which may be changed by the Directors at their discretion provide that such Portfolios will not:

            (1) (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions held by each Portfolio and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of each Portfolio, or (b) enter into any derivative positions if the aggregate net amount of each Portfolio's commitments under outstanding derivative positions of a Portfolio would exceed the market value of the total assets of each Portfolio.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. A Portfolio will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash.

Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

      A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities.

Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

Options on Futures Contracts

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

This Supplement supersedes the Supplement dated November 3, 1997.

The date of this Supplement is December 1, 1997.